______________________________________
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED BY A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934




Filed  by  the  Registrant   |X|
                              -

Filed  by  a  Party  other  than  the  Registrant  |_|

Check  the  appropriate  box:
|X|  Preliminary  Proxy  Statement  |_| Confidential For Use of the
                                        Commission  Only  (as  Permit-
                                        ted  by  Rule  14a-6(e)(2))

||  Definitive  Proxy  Statement

|_|  Definitive  Additional  Materials

|_|  Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12

                               R&R RESOURCES, INC.
                               -------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee:  (Check  the  appropriate  box):

|X  |  No  fee  required

|_|  Fee  computed  on  table  below  per  Exchange  Act
     Rule  14a-6(I)(1)  and  0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
----------------------------------------------------------------------

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4)  Proposed  maximum  aggregate  value  of  transaction:


(5)  Total  fee  paid:


|_|  Fee  paid  previously  with  preliminary  materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1)  Amount  Previously  Paid:


(2)  For,  Schedule  or  Registration  Statement  No.:


(3)  Filing  Party:


(4)  Date  Filed:

                               R&R RESOURCES, INC.
                          2016 MAIN STREET, SUITE 1013
                              HOUSTON, TEXAS 77002

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 21, 1998

A Special Meeting of Stockholders (the "Special Meeting") of R&R Resources, Inc.(the "Company") will be held at 2016 Main Street, Suite 1013, Houston, Texas 77002 on December 21, 1998 at 10:00 AM (CST) for the following purposes:

     (1) To vote on a proposal to amend the Articles of Incorporation of the Company to change the name of the Company to Centenary International Corp.

     (2) To act upon such other business as may properly come before the Special Meeting.

Only holders of common stock of record at the close of business on November 16, 1998 will be entitled to vote at the Special Meeting or any adjournment thereof.

You are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                    BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                    /s/  Eduardo  Sarganaga
                     President  and  Chief  Executive  Officer



November  30,  1998
Houston,  Texas

                               R&R RESOURCES, INC.
                          2016 MAIN STREET, SUITE 1013
                              HOUSTON, TEXAS 77002

                                 PROXY STATEMENT

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by and on behalf of the Board of Directors of R&R Resources, Inc., a Nevada corporation (the "Company") for their use at the Special Meeting (the "Special Meeting") of Stockholders of the Company to be held at 2016 Main Street, Suite 1013, Houston, Texas 77002 on December 21, at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Special Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about November 30, 1998. The cost of solicitation of proxies is being borne by the Company.

     The close of business on November 16, 1998, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. As of record date, there were 18,963,500 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Special Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Special Meeting. The affirmative vote of a majority of the issued and outstanding shares of Common Stock of the Company is required for the approval of Number 1 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Special Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (i) FOR THE PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO CENTENARY INTERNATIONAL CORP.

     The Board of Directors is not aware of any other matters to be presented for action at the Special Meeting. However, if any other matter is properly presented at the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Special Meeting.

_______________________________________________________________________________

           (1)  PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE
                  COMPANY TO CHANGE THE NAME OF THE COMPANY TO
                          CENTENARY INTERNATIONAL CORP.
 ______________________________________________________________________________

DESCRIPTION  AND  EFFECT  OF  THE  AMENDMENT

     The Board of Directors of the Company recommends the approval of the proposed amendment (the "Amendment") to change the name of the Company to Centenary International Corp. The proposed Amendment would amend Article I of the Articles of Incorporation, as amended, of R&R Resources, Inc. to change the name of the Company to Centenary International Corp. Such an Amendment requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock of the Company.

PRINCIPAL  REASONS  FOR  THE  AMENDMENT

     The Board of Directors believes it is desirable to change the name of the Company to Centenary International Corp. to allow the Company to take advantage of its well recognized name within the international food commodity trading industry and that the name Centenary International Corp. is more appropriate for the business activities in which the Company plans to be engaged. Further, the Board of Directors believes that the name Centenary International Corp. is more likely to have a greater intangible value, and a greater name recognition value to the Company in the future than the current name of the Company. On November 12, 1998, the Company acquired 100% of the outstanding common stock of Centenary S.A., an Argentina corporation. Centenary is an international food commodity trading company with commercial activity in South America, Central America and Africa. According to Mercado magazine, Centenary is the tenth largest export firm in Argentina. Centenary is headquartered in Buenos Aires, Argentina, which is a central export location in South America. Centenary, which began operations in 1988, also has branch offices in other locations worldwide. The primary food commodities which Centenary deals in are wheat, corn, livestock meal, and poultry. Centenary also operates a cattle ranch, a cattle breeding facility, an olive tree grove (for olive oil production), and a factory for pelletizing alfalfa feed. The Company also manufactures consumer packaged food products, such as bottled cooking oils, on a small scale. Centenary has approximately 50 full time employees and outsources labor for its agricultural operations.

AMENDMENT  TO  ARTICLES  OF  INCORPORATION

     The  proposed  Amendment  to  Article  I  will  be  as  follows:

                                    ARTICLE I

          "1.     The  name of the Corporation is Centenary International Corp."

     The Board of Directors unanimously recommends a vote FOR amending the Company's Articles of Incorporation to change the name of the Company to Centenary International Corp.

 ______________________________________________________________________________

                               (2)  OTHER MATTERS
 ______________________________________________________________________________
     The Board of Directors is not aware of any other matters to be presented for action at the Special Meeting. However, if any other matter is properly presented at the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

                        FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 1999 Annual Meeting of Stockholders is February 1, 1999.

                    BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                    /s/  Eduardo  Sarganaga
                     President  and  Chief  Executive  Officer





November  30,  1998
Houston,  Texas

                                      PROXY


                               R&R RESOURCES, INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO  BE  HELD  ON  DECEMBER  21,  1998

     The undersigned hereby appoints H ctor A. Patr n Costas and Eduardo Sarganaga , and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of R&R Resources, Inc. held of record by the undersigned on November 16, at the Special Meeting of Stockholders to be held on December 21, 1998, at 10:00 AM (CST) at 2016 Main Street, Suite 1013, Houston, Texas 77002, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.


     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE PROPOSAL IN NUMBER 1.



1. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO CENTENARY INTERNATIONAL CORP.


   FOR                    AGAINST                  ABSTAIN



2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.


   FOR                    AGAINST                  ABSTAIN

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


_____________________               ___________________________________
Number  of                              Signature
Shares  Owned

                              ___________________________________
                                   (Typed  or  Printed  Name)


                              ___________________________________
                                   Signature  if  held  jointly


                              ___________________________________
                                   (Typed  or  Printed  Name)


DATED:  ___________________________

     THIS  PROXY  MAY  BE  REVOKED  AT  ANY  TIME  BEFORE  IT  IS  VOTED
               AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.